Other operating costs	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Other operating costs	Other operating costs
The following table provides a breakdown for other operating costs:

(Euro thousands)	For the years ended December 31,
	2021	2020	2019
Costs related to the Business Combination	(152,869)	—	—
Bank fees	(8,939)	(6,665)	(10,046)
Travel expenses	(7,919)	(5,886)	(17,117)
Indirect taxes	(3,327)	(3,541)	(6,459)
Gifts, associations and donations	(2,891)	(10,834)	(12,338)
Stationary and other materials	(1,766)	(1,904)	(1,502)
Losses on disposals of assets	(1,153)	(1,091)	(970)
Other operating costs	(1,972)	(478)	(602)
Total other operating costs	(180,836)	(30,399)	(49,034)
Costs related to the Business Combination include (i) Euro 114,963 thousand relating to the excess of the fair value of Zegna ordinary shares issued as part of the Business Combination and the fair value of IIAC’s identifiable net assets acquired, accounted for in accordance with IFRS 2 and measured based on the closing price of IIAC’s shares of $10.14 per share on December 17, 2021, and (ii) Euro 37,906 thousand for the issuance of 5,031,250 Zegna ordinary shares to the holders of IIAC class B shares to be held in escrow, accounted for in accordance with IFRS and measured using a Monte Carlo simulation model. The release of these shares from escrow is subject to achievement of certain targets within a seven-year period. For additional information related to the Business Combination please refer to Note 1 - General information.
Gifts, associations and donations in 2020 includes contributions to Fondazione Zegna for Euro 200 thousand in 2020 (Euro 999 thousand in 2019), as well as donations amounting to Euro 4,482 to support the Civil Protection in Italy and other initiatives during the COVID-19 pandemic period.